Exhibit 10.6

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (the “Amendment”) is made and entered into this 1 day of February 2023 (the “Amendment Effective Date”), by and among Airobotics Ltd., an Israeli corporation (the “Company”) and Yishay Curelaru (the “Employee”) (Company and the Employee shall each be referred hereto as a “Party”, and collectively, as the “Parties”).

WHEREAS, on June 7st 2018, the Parties entered into an employment agreement (the “Original Agreement”);

WHEREAS, the Parties wish to amend certain terms and provisions in the Original Agreement as detailed below;

NOW, THEREFORE, the Parties hereby agree as follows:

1.	It is hereby agreed that effective as of the date hereof, the following terms and provision shall apply to the relations between the Company and Employee, replacing, supplementing and changing the existing terms set forth in the Original Agreement, as detailed below:

1.1.	Section 5,6,7 of Exhibit A of the Original Agreement shall be deleted in their entirety from the Original Agreement and replaced with the following:

5.	Base Salary	NIS 41,000 (gross)
6.	Global Overtime Payment	NIS 14,000 (gross)
7.	Monthly Salary	NIS 55,000 (gross)

2.	Except as specifically modified in this Amendment, the provisions, terms, conditions and definitions in the Original Agreement shall remain in full force and effect and shall apply to this Amendment mutatis mutandis.

3.	This Amendment shall be deemed an integral part of the Original Agreement. In any event of inconsistency between the terms of the Original Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

4.	This Amendment shall be governed by and construed under the laws of the State of Israel, without regard to the conflicts of law principles of such State. The Parties irrevocably submit to the exclusive jurisdiction of the Courts of the district of Tel Aviv-Jaffa in respect of any dispute or matter arising out of or connected with this Amendment.

5.	This Amendment and the Original Agreement constitute the full and entire understanding and agreement

IN WITNESS WHEREOF, the parties have executed this amendment.

Airobotics Ltd.		Yishay Curelaru

By:	/s/ Meir Kliner	Signature:	/s/ Yishay Curelaru
Name:	Meir Kliner	Name:	Yishay Curelaru
Title:	2/15/2023	Date:	2/15/2023